                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             BRIGHT HORIZONS, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              Delaware                                      04-3390321
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(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)


    One Kendall Square, Building 200
         Cambridge, Massachusetts                                 02139
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


     Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered

    ______________________________          ______________________________

    ______________________________          ______________________________


       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.01 par value
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                                (TITLE OF CLASS)
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     Item 1.  Description of Registrant's Securities to be Registered.
              -------------------------------------------------------

     Description of the Registrant's Common Stock, $.01 par value per share, is contained in the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 29, 1996 (File No. 333-14981) under the Securities Act of 1933, as amended, under the caption "Description of Capital Stock," and is hereby incorporated herein by reference.

     Item 2.  Exhibits.
              --------

          1.  Registrant's Amended and Restated Certificate of Incorporation.*

          2.  Registrant's Amended and Restated By-laws.**

          3.  Specimen Stock Certificate of the Registrant's Common Stock.***

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*   Incorporated by reference to Exhibit 3.1 to the Registrant's Registration
Statement on Form S-1 filed with the Securities and Exchange Commission on October 29, 1996 (File No.333-14981).

** Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 29, 1996 (File No.333-14981).

*** Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 29, 1996 (File No.333-14981).



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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                         BRIGHT HORIZONS, INC.



                         By: /s/ Stephen I. Dreier
                            _____________________________
                            Name:  Stephen I. Dreier
                            Title: Vice President


Dated:   October 24, 1997



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